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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                          ---------------------------

      Date of Report (Date of earliest event reported): February 7, 2001

                           TIME WARNER TELECOM INC.
            (Exact name of registrant as specified in its charter)

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          Delaware                                             84-1500624
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)

                          ---------------------------




                           10475 Park Meadows Drive
                              Littleton, Colorado
                                     80124
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (303) 566-1000

                                      N/A

         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On February 7, 2001, Time Warner Telecom Inc. ("Time Warner Telecom") issued a press release announcing its fourth quarter and full year 2000 financial results.

     The press release issued by Time Warner Telecom on February 7, 2001, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     99.1   Press Release dated February 7, 2001 of Time Warner Telecom.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TIME WARNER TELECOM INC.


Date: February 9, 2001                  By:  /s/ Paul Jones
                                           ------------------------------------
                                           Name:  Paul Jones
                                           Title: Senior Vice President, General
                                                  Counsel & Regulatory Policy

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                                 EXHIBIT INDEX


Exhibit No.  Description of the Exhibit

99.1  Press Release dated February 7, 2001 of Time Warner Telecom.

                                       3